Exhibit 99.1

 News

Contact: Stephanie Goldman/Mark Havenner

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MoviePass Surpasses over 400,000 Paying Monthly Subscribers in the Last 30 days

MoviePass experiences benchmark breaking growth after announcing $9.95/month subscription

MIAMI & NEW YORK (September 14, 2017) – Helios and Matheson Analytics Inc. (NASDAQ: HMNY) MoviePass Inc., a company that Helios and Matheson has agreed to buy majority stake in, announced today it has surpassed over 400,000 paying monthly subscribers in the past 30 days and achieved outstanding movie theater attendance.  Up from less than 20,000 subscribers on August 14, 2017, the viral subscriber growth is due in part by the innovative and disruptive technology MoviePass and Helios & Matheson offer in combination with massive interest for the new $9.95 per month subscription plan.  To test the success of the MoviePass product, 30,000 new MoviePass subscribers were surveyed. We were thrilled to find that 75.3% asserted the only reason they went to the movies was the result of being a MoviePass subscriber. Furthermore, participating theaters have reported back with increased attendance by over 400% from MoviePass subscribers.

“I think it’s positive for the industry,” said Eric Wold, an analyst at B. Riley & Co. The most visible opposition has come from AMC. “The exhibitors I have spoken with are very happy.”

Additionally, MoviePass projects that it will acquire at least 2.5 million additional paying subscribers during the next twelve months, and expects to retain at least 2.1 million of those additional paying subscribers at the end of that period.

Using the Helios and Matheson Analytics resources, MoviePass Inc. analyzes consumer trends, patterns and activities to engage subscribers with movie related merchandise, advertising, and concessions relevant to their MoviePass experiences.  Helios and Matheson believes its technology stack combined with the MoviePass business model will transform the movie going experience and create great value for both companies.

“MoviePass is the ‘all-you-can-eat’ movie theater experience,” said Mitch Lowe, co-founder of Netflix Inc. (NASDAQ: NFLX), former president of RedBox, and current CEO of MoviePass. “Though expensive for the company in the short-term, it’s a significant benefit and more convenient for customers. With MoviePass, there’s no movie ticket prices to think about -- going to the movies will become an everyday experience rather than an occasional treat.”

Helios and Matheson’s technology learns individual moviegoer’s tastes and makes recommendations based on recorded preferences for specific genres, actors and even the opinions of friends with similar likings. There currently is no end-to-end consumer analysis from the moment someone sees a movie ad on Facebook to the moment they take their seat at the movie theater. MoviePass is bridging that gap, which should prove to be of tremendous value to production studios.

“This explains our sustainable business model: Helios and Matheson is incorporating advertising models with the MoviePass application using artificial intelligence, algorithms, and machine learning so we can provide studios with more precise data for their advertising efforts.  We want to understand the data generated by the movie goers and cater directly to their needs.  For example, MoviePass will understand their genre choice films: horror, action-thrillers, drama, comedy, romance, animation, etc.  Through testing, we found viewership is up 18% on films we choose to market more heavily in the MoviePass app,” said Ted Farnsworth, Chairman/CEO of Helios and Matheson, about the strategic investment being made by Helios and Matheson in MoviePass.  “We will seek to sell our advertising to the studios, channeling MoviePass subscribers to see certain movies. Also, we plan to use the viewing history and habit information of each user to guide them to select upcoming movies that appeal to their interests. Our goal is to serve the interests of moviegoers, movie studios and movie theaters alike,” Mr. Farnsworth concluded.

About Helios and Matheson

Helios and Matheson Analytics Inc. (NASDAQ: HMNY) is a provider of information technology services and solutions, offering a range of technology platforms focusing on big data, artificial intelligence, business intelligence, social listening, and consumer-centric technology. Its holdings include RedZone Map™, a safety and navigation app for iOS and Android users, a community-based ecosystem that features a socially empowered safety map app that enhances mobile GPS navigation using advanced proprietary technology. Through TrendIt, Helios and Matheson has acquired technology addressing crowd and migration patterns and consumer behavior in real-time. The patented technology predicts population behavior, along with a crowd’s population size, origin and destination. HMNY is headquartered in New York, NY and listed on the Nasdaq Capital Market under the symbol HMNY. For more information, visit www.hmny.com.

About MoviePass

MoviePass is a technology company dedicated to enhancing the exploration of cinema. As the nation's premier movie-theater subscription service, MoviePass provides film enthusiasts the ability to attend unlimited movies. The service, now accepted at more than 91% of theaters across the United States is the nation's largest theater network. For more information, visit www.moviepass.com.

Additional Information for Stockholders of HMNY about the Proposed Transaction between HMNY and MoviePass and Where to Find It

HMNY plans to file with the SEC and furnish its stockholders with a proxy statement in connection with the proposed transaction with MoviePass and security holders of HMNY are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about HMNY, MoviePass and their respective affiliates and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by HMNY with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, investors may obtain a free copy of HMNY’s filings from HMNY’s website at www.hmny.com or by directing a request to: Helios and Matheson Analytics Inc., Attn: Secretary, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228.

INVESTORS AND SECURITY HOLDERS OF HMNY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BETWEEN HMNY AND MOVIEPASS.

Participants in the Solicitation

HMNY and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of HMNY in connection with the proposed transaction between HMNY and MoviePass. Information about those directors and executive officers of HMNY, including their ownership of HMNY securities, is set forth in the annual report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on April 14, 2017. Investors and security holders may obtain additional information regarding the direct and indirect interests of HMNY and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement on Forward-looking Statements and Other Information in this Press Release

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements, regarding the expected completion of the acquisition of a controlling interest of MoviePass by HMNY, the time frame in which this will occur, the expected benefits to HMNY and MoviePass from completing the acquisition, and the expected financial performance of HMNY following completion of the acquisition. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the conditions to the closing of the acquisition may not be satisfied (including, without limitation, the requisite equity or equity-linked financing transaction of HMNY with gross proceeds of at least $10 million upon which the MoviePass transaction is conditioned), the occurrence of any event, change or other circumstances that could give rise to the termination of the securities purchase agreement between MoviePass and HMNY, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although the parties believe that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Risk factors and other material information concerning HMNY are described in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and other filings, including subsequent current and periodic reports, information statements and registration statements filed with the U.S. Securities and Exchange Commission. You are cautioned to review such reports and other filings at www.sec.gov. Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the parties’ current expectations and the parties do not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

Because the MoviePass $9.95 per month subscription pricing model is new, HMNY is providing the information in this press release to update investors regarding the resulting rate of increase in MoviePass subscribers in the month following the announcement of the transaction between HMNY and MoviePass. There can be no assurance that such rate of increase will continue or be sustained. Moreover, the increase in the number of MoviePass subscribers provides no assurance that the MoviePass business model will lead to profitability.